SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934




                             September 28, 2001
______________________________________________________________________________
                    (Date of earliest event reported)



                     Independence Community Bank Corp.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)


    Delaware                         0-23229                    13-3387931
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)      (IRS Employer
of incorporation)                                         Identification  No.)


195 Montague Street, Brooklyn, New York                            11201
______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)


                               (718) 722-5300
______________________________________________________________________________
            (Registrant's telephone number, including area code)


                               Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)



ITEM 5.  Other Events.
         -------------

    As a result of the change in fiscal year reported in Item 8 hereof, the Company has amended its Bylaws to revise the deadline for submission of stockholder proposals to be considered (but not included in the Company's proxy statement) at the annual meeting of stockholders of the Company to be held in 2002 and director nominations. The original deadline for submission, as disclosed in the Company's proxy statement for the annual meeting of stockholders held on July 27, 2001, was February 22, 2002. As a consequence of the change in fiscal year end from March 31 to December 31, effective December 31, 2001, the deadline for the submission of shareholder proposals and director nominations is December 31, 2001.

    With respect to stockholder proposals which stockholders wish to be included in the Company's proxy materials for the annual meeting of a stockholders to be held in 2002 pursuant to the provisions of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, the deadline for submission has also been changed to December 31, 2001 from February 22, 2002 as result of the change in the anticipated date of the annual meeting. The Company currently is anticipating the annual meeting to be held in May 2002.

    The change in submission deadlines was announced pursuant to the press release dated October 1, 2001 attached hereto as Exhibit 99.1 which is incorporated herein by reference thereto.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)  Not applicable.
         (b)  Not applicable.
         (c)  Exhibits

              The following exhibit is filed herewith.

         Exhibit Number           Description
         --------------           -----------

              99.1           Press Release dated October 1, 2001

ITEM 8.  Change in Fiscal Year.
         -----------------------

    On September 28, 2001, the Company changed its fiscal year from March 31 to December 31, effective December 31, 2001. A Form 10-K for the transition period from March 31, 2001 to December 31, 2001 will be filed with the Securities and Exchange Commission.

    The change in the fiscal year was adopted to conform the Company's fiscal year to its tax year and the plan years of its qualified benefit plans, all of which are December 31.

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    The change in the fiscal year was announced in the press release dated
October 1, 2001 attached hereto as Exhibit 99.1 which is incorporated herein by reference thereto.



























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                                 SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  INDEPENDENCE COMMUNITY BANK CORP.



Date:  October 1, 2001       By:  /s/John K. Schnock
                                  -------------------------------------------
                                  John K. Schnock
                                  Senior Vice President, Secretary and Counsel























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